EXHIBIT 10.9

Execution Version

FIFTH AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2017

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE LENDERS PARTY HERETO,
as Lenders

FIFTH AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2017, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.

RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to an Amended and Restated Credit Agreement made as of July 30, 2015, as amended by a first amending agreement dated as of November 20, 2015, a second amending agreement dated as of December 14, 2015, a third amending agreement dated as of July 8, 2016 and a fourth amending agreement dated as of December 15, 2016 (collectively, the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1	Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1	Amendments to Section 1.1.

(a)	The definition of “Applicable Margin” in Section 1.1 of the Original Credit Agreement is hereby amended by deleting the reference therein to “the Senior Bonds, Series 09-1,”.

(b)	The definition of “Maturity Date” in Section 1.1 of the Original Credit Agreement is hereby amended by replacing the date “December 14, 2021” with the date “December 14, 2022” in such definition.

(c)	The definitions of “Senior Bonds, Series 09-1” and “Series 09-1 Supplemental indenture” in Section 1.1 of the Original Credit Agreement are hereby deleted in their entirety.

.

2.2	Amendment to Section 9.1(l)
Section 9.1(l) of the Original Credit Agreement is hereby amended by deleting the reference therein to “the holders of the Senior Bonds, Series 09-1,”.

2.3	Amendment to Section 10.13
Section 10.13 of the Original Credit Agreement is hereby amended by deleting the reference therein to “(i) Indebtedness under the Senior Bonds, Series 09-1, such Indebtedness not to exceed $150,000,000, excluding accrued but unpaid interest, in the aggregate at any time,” and items (ii) through (viii) in Section 10.13 shall be updated as items (i) through (vii), respectively.

2.4	Amendment to Section 12.1(e)
Section 12.1(e) of the Original Credit Agreement is hereby amended by deleting the reference therein to “the Senior Bonds, Series 09-1,”.

2.5	Amendment to Article 18.
Article 18 of the Original Credit Agreement is hereby amended by adding the following Section 18.2 at the end thereof:
“18.2    Notice Details
For purposes of Section 18.1, the notice details for the Agent, the Borrower and the General Partner are:
If to the Agent:
Royal Bank of Canada
Agency Services Group
200 Bay Street
Royal Bank Plaza
12th Floor
Toronto, Ontario M5J 2W7
Attention: Manager Agency
Facsimile: (416) 842-4023
If to the Borrower and/or the General Partner:
AltaLink Management Ltd.
2611 - 3rd Avenue SE
Calgary, Alberta T2A 7W7
Attention: Christopher Lomore, Vice President, Treasurer
Facsimile: (403) 267-3407”

2.6	Amendment to Schedule 1
Schedule 1 of the Original Credit Agreement is hereby amended by deleting the reference therein to “the Senior Bonds, Series 09-1 is: ●,”.

ARTICLE 3
CONDITIONS PRECEDENT

3.1	Conditions Precedent
This Fifth Amending Agreement shall become effective when:

(a)	the Agent shall have received an executed copy of this Fifth Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;

(b)
the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 4.5 bps calculated on the Commitment of each Lender party to this Fifth Amending Agreement, and payable to each such Lender; and

(c)	no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Fifth Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1	No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

5.2	Time
Time is of the essence in the performance of the parties’ respective obligations in this Fifth Amending Agreement.

5.3	Governing Law
This Fifth Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4	Successors and Assigns
This Fifth Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Fifth Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Fifth Amending Agreement.

5.5	Counterparts
This Fifth Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

The parties hereto have duly executed this Fifth Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Calvin D. Haack
Name: Calvin D. Haack
Title: Director

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Calvin D. Haack
Name: Calvin D. Haack
Title: Director

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency Services

By:
Name:
Title:

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
Timothy P. Murray
Authorized Signatory

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Director

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

ALBERTA TREASURY BRANCHES, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director

By:	/s/ Evan Hahn
Name: Evan Hahn
Title: Associate Director

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Associate Director

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: VP, Credit Capital Markets

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: MD & Head, Credit Capital Markets

AILP ($300M) – Fifth Amending Agreement to Amended and Restated Credit Agreement